Exhibit 99.1

IASIS Healthcare Announces First Quarter 2014 Results

FRANKLIN, Tenn.--(BUSINESS WIRE)--February 10, 2014--IASIS Healthcare® LLC (“IASIS”) today announced financial and operating results for the fiscal first quarter ended December 31, 2013. Effective October 1, 2013, IASIS completed the sale of its Florida operations. Accordingly, the results of the Company’s Florida operations are classified as discontinued operations in the accompanying consolidated financial statements and have been excluded from segment information, consolidated financial and operating data and supplemental consolidated statements of operations information for the fiscal first quarters ended December 31, 2013 and 2012.

Key Financial & Operating Results

First Quarter Fiscal 2014

Net revenue for the first quarter totaled $614.6 million, an increase of 4.0% compared to $590.9 million in the prior year quarter. Adjusted EBITDAR, which excludes the impact of the rent expense associated with the sale-leaseback transaction of certain hospital real estate, for the first quarter totaled $65.8 million, compared to $64.1 million in the prior year quarter.

In the first quarter, admissions decreased 4.1% and adjusted admissions decreased 0.1%, each compared to the prior year quarter. Net patient revenue per adjusted admission in the first quarter increased 2.9% compared to the prior year quarter.

“We are pleased with our first quarter results,” said IASIS Healthcare President and Chief Executive Officer Carl Whitmer. “Despite the industry challenges of continued softness in inpatient volume and ongoing increases in uncompensated care, we believe our positive results are a testament to our company’s ability to effectively operate as we focus on providing high quality, lower-cost care to the communities we serve.”

Cash Flow Analysis

Cash flows used in continuing operations for the first quarter ended December 31, 2013, totaled $64.0 million, compared to cash flows used in continuing operations of $2.8 million in the prior year. Cash flows used in operations in fiscal 2014 were impacted by the payment of income taxes, transaction fees and other costs, including additional rent expense, associated with the Company’s recent sale-leaseback of certain hospital real estate. In addition, cash flows used in continuing operations in the current period were impacted by the timing of payments related to Texas Medicaid supplemental reimbursement, Medicare and Medicaid EHR incentives, and the timing of cash flows related to accounts payable and other accrued liabilities.

Conference Call

A listen-only simulcast and 30-day replay of IASIS’ first quarter 2014 conference call will be available by clicking the “For Investors” link on the Company’s Web site at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on February 10, 2014. A copy of this press release will also be available on the Company’s Web site.

IASIS Healthcare, located in Franklin, Tennessee, is a leading provider and manager of high-quality, affordable healthcare services in urban and suburban markets. With total annual net revenue of approximately $2.4 billion, IASIS owns and operates 16 acute care hospitals, one behavioral health hospital, several outpatient service facilities, more than 143 physician clinics, and Health Choice, a provider-owned, managed care organization and insurer delivering healthcare services to more than 178,000 members through multiple health plans, integrated delivery systems and managed care solutions. IASIS offers a variety of access points for convenient patient care in numerous regions across the U.S., including: Salt Lake City, Utah; Phoenix, Arizona; five cities in Texas, including Houston and San Antonio; Las Vegas, Nevada; and West Monroe, Louisiana. For more information on IASIS, please visit the Company’s Web site at www.iasishealthcare.com.

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013, and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Adjusted EBITDAR represents adjusted EBITDA before rent expense associated with the sale-leaseback of certain hospital real estate. Adjusted EBITDA represents net earnings (loss) from continuing operations before interest expense, income tax expense, depreciation and amortization, stock-based compensation, gain (loss) on disposal of assets and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC. Credit agreement adjusted EBITDA reflects adjusted EBITDA as well as certain adjustments to net earnings permitted under the Company’s senior credit agreement. Pro forma adjusted EBITDA reflects credit agreement adjusted EBITDA, as well as certain non-recurring and prior period adjustments. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Management believes credit agreement adjusted EBITDA and pro forma adjusted EBITDA provide additional detail with respect to the Company’s operating performance and ability to service its indebtedness. None of adjusted EBITDAR, adjusted EBITDA, credit agreement adjusted EBITDA or pro forma adjusted EBITDA should be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from such EBITDAR and EBITDA measures are significant components in understanding and assessing financial performance. None of such EBITDAR and EBITDA measures should be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Such EBITDAR and EBITDA measures may not be comparable to similarly titled measures of other companies. A table describing adjusted EBITDAR and adjusted EBITDA, credit agreement adjusted EBITDA and pro forma adjusted EBITDA and reconciling net earnings (loss) from continuing operations to such EBITDAR and EBITDA measures is included in this press release in the attached Supplemental Consolidated Statements of Operations Information.

IASIS HEALTHCARE LLC Consolidated Statements of Operations (Unaudited) (in thousands)

	Quarter Ended December 31,
	2013	2012
Net revenue
Acute care revenue before provision for bad debts	$565,333	$537,132
Less: Provision for bad debts	(102,502)	(85,054)
Acute care revenue	462,831	452,078
Premium revenue	151,719	138,854
Net revenue	614,550	590,932

Costs and expenses
Salaries and benefits (includes stock-based compensation of $861 and $1,137, respectively)	226,243	220,871
Supplies	81,975	79,997
Medical claims	125,820	113,343
Rentals and leases	19,138	12,796
Other operating expenses	104,908	102,354
Medicare and Medicaid EHR incentives	(3,430)	(1,364)
Interest expense, net	33,160	33,828
Depreciation and amortization	26,398	24,220
Management fees	1,250	1,250
Total costs and expenses	615,462	587,295

Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(912)	3,637
Gain on disposal of assets, net	1,244	93

Earnings from continuing operations before income taxes	332	3,730
Income tax expense	950	1,589

Net earnings (loss) from continuing operations	(618)	2,141
Earnings from discontinued operations, net of income taxes	9,608	1,927

Net earnings	8,990	4,068
Net earnings attributable to non-controlling interests	(3,788)	(1,599)

Net earnings attributable to IASIS Healthcare LLC	$5,202	$2,469

IASIS HEALTHCARE LLC Consolidated Balance Sheets (Unaudited) (in thousands)

	Dec. 31, 2013	Sept. 30, 2013

ASSETS

Current assets
Cash and cash equivalents	$336,613	$438,131
Accounts receivable, net	357,604	371,006
Inventories	57,819	57,781
Deferred income taxes	17,594	26,096
Prepaid expenses and other current assets	131,865	126,412
Assets held for sale	–	119,141
Total current assets	901,495	1,138,567

Property and equipment, net	817,738	833,169
Goodwill	815,585	816,410
Other intangible assets, net	25,137	25,957
Other assets, net	64,972	66,162
Total assets	$2,624,927	$2,880,265

LIABILITIES AND EQUITY

Current liabilities
Accounts payable	$99,148	$129,542
Salaries and benefits payable	49,362	62,884
Accrued interest payable	10,023	27,519
Medical claims payable	58,725	57,514
Other accrued expenses and other current liabilities	47,370	92,553
Current portion of long-term debt and capital lease obligations	13,104	13,221
Advance from divestiture	–	144,803
Liabilities held for sale	–	3,208
Total current liabilities	277,732	531,244

Long-term debt and capital lease obligations	1,849,789	1,852,822
Deferred income taxes	114,378	115,592
Other long-term liabilities	124,428	123,120

Non-controlling interests with redemption rights	105,717	105,464

Equity
Member’s equity	143,131	142,262
Non-controlling interests	9,752	9,761
Total equity	152,883	152,023
Total liabilities and equity	$2,624,927	$2,880,265

IASIS HEALTHCARE LLC Consolidated Statements of Cash Flows (Unaudited) (in thousands)

	Quarter Ended December 31,
	2013	2012
Cash flows from operating activities
Net earnings	$8,990	$4,068
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	26,398	24,220
Amortization of loan costs	1,853	2,079
Stock-based compensation	861	1,137
Deferred income taxes	80	2,234
Income tax benefit from exercise of employee stock options	–	16
Gain on disposal of assets, net	(1,244)	(93)
Earnings from discontinued operations, net	(9,608)	(1,927)
Changes in operating assets and liabilities, net of the effect of acquisitions and dispositions:
Accounts receivable, net	(11,850)	(15,695)
Inventories, prepaid expenses and other current assets	(3,350)	26,017
Accounts payable, other accrued expenses and other accrued liabilities	(53,863)	(44,812)
Income taxes and other transaction costs payable related to sale-leaseback of real estate	(22,270)	–
Net cash used in operating activities – continuing operations	(64,003)	(2,756)
Net cash provided by (used in) operating activities – discontinued operations	(9,947)	3,357
Net cash provided by (used in) operating activities	(73,950)	601

Cash flows from investing activities
Purchases of property and equipment	(11,071)	(30,592)
Cash paid for acquisitions, net	(1,038)	(1,088)
Proceeds from sale of assets	427	10
Change in other assets, net	(1,806)	(1,400)
Other, net	(3,101)	–
Net cash used in investing activities – continuing operations	(16,589)	(33,070)
Net cash provided by (used in) investing activities – discontinued operations	896	(293)
Net cash used in investing activities	(15,693)	(33,363)

Cash flows from financing activities
Payment of debt and capital lease obligations	(3,508)	(3,647)
Distributions to non-controlling interests	(8,367)	(2,963)
Cash received for the sale of non-controlling interests	–	700
Cash paid for the repurchase of non-controlling interests	–	(197)
Net cash used in financing activities	(11,875)	(6,107)

Change in cash and cash equivalents	(101,518)	(38,869)
Cash and cash equivalents at beginning of period	438,131	48,882
Cash and cash equivalents at end of period	$336,613	$10,013

Supplemental disclosure of cash flow information
Cash paid for interest	$48,802	$49,951
Cash paid for income taxes, net	$35,088	$5

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Quarter Ended December 31, 2013
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$565,333	$–	$–	$565,333
Less: Provision for bad debts	(102,502)	–	–	(102,502)
Acute care revenue	462,831	–	–	462,831
Premium revenue	–	151,719	–	151,719
Revenue between segments	2,208	–	(2,208)	–
Net revenue	465,039	151,719	(2,208)	614,550

Salaries and benefits (excludes stock-based compensation)	218,341	7,041	–	225,382
Supplies	81,916	59	–	81,975
Medical claims	–	128,028	(2,208)	125,820
Rentals and leases (excludes sale-leaseback rent expense)	13,780	363	–	14,143
Other operating expenses	97,322	7,586	–	104,908
Medicare and Medicaid EHR incentives	(3,430)	–	–	(3,430)
Adjusted EBITDAR	57,110	8,642	–	65,752
Sale-leaseback rent expense	4,995	–	–	4,995
Adjusted EBITDA	52,115	8,642	–	60,757

Interest expense, net	33,160	–	–	33,160
Depreciation and amortization	25,341	1,057	–	26,398
Stock-based compensation	861	–	–	861
Management fees	1,250	–	–	1,250
Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(8,497)	7,585	–	(912)
Gain on disposal of assets, net	1,244	–	–	1,244
Earnings (loss) from continuing operations before income taxes	$(7,253)	$7,585	$–	$332

	For the Quarter Ended December 31, 2012
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$537,132	$–	$–	$537,132
Less: Provision for bad debts	(85,054)	–	–	(85,054)
Acute care revenue	452,078	–	–	452,078
Premium revenue	–	138,854	–	138,854
Revenue between segments	1,567	–	(1,567)	–
Net revenue	453,645	138,854	(1,567)	590,932

Salaries and benefits (excludes stock-based compensation)	213,968	5,766	–	219,734
Supplies	79,943	54	–	79,997
Medical claims	–	114,910	(1,567)	113,343
Rentals and leases (excludes sale-leaseback rent expense)	12,403	393	–	12,796
Other operating expenses	96,597	5,757	–	102,354
Medicare and Medicaid EHR incentives	(1,364)	–	–	(1,364)
Adjusted EBITDAR	52,098	11,974	–	64,072
Sale-leaseback rent expense	–	–	–	–
Adjusted EBITDA	52,098	11,974	–	64,072

Interest expense, net	33,828	–	–	33,828
Depreciation and amortization	23,185	1,035	–	24,220
Stock-based compensation	1,137	–	–	1,137
Management fees	1,250	–	–	1,250
Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(7,302)	10,939	–	3,637
Gain on disposal of assets, net	93	–	–	93
Earnings (loss) from continuing operations before income taxes	$(7,209)	$10,939	$–	$3,730

IASIS HEALTHCARE LLC Consolidated Financial and Operating Data (Unaudited)

	Quarter Ended December 31,
	2013	2012
Consolidated Hospital Facilities (1)
Number of acute care hospital facilities at end of period	16	16
Licensed beds at end of period	3,777	3,804
Average length of stay (days)	5.1	5.0
Occupancy rates (average beds in service)	48.7%	49.6%
Admissions	26,380	27,520
Percentage change	(4.1%)
Adjusted admissions	47,804	47,839
Percentage change	(0.1%)
Patient days	135,623	138,042
Adjusted patient days	245,765	239,964
Outpatient revenue as a percentage of gross patient revenue	44.8%	42.5%

(1) Excludes the Company’s Florida operations, which are now reflected in discontinued operations.

	IASIS HEALTHCARE LLC Supplemental Consolidated Statements of Operations Information (Unaudited) (in thousands)

		Quarter Ended December 31,		Twelve Months Ended December 31,
		2013	2012	2013
	Consolidated Results
	Net earnings (loss) from continuing operations	$(618)	$2,141	$4,005
	Add:
	Interest expense, net	33,160	33,828	132,541
	Income tax expense	950	1,589	4,795
	Depreciation and amortization	26,398	24,220	99,787
	Sale-leaseback rent expense	4,995	–	5,308
	Stock-based compensation	861	1,137	3,579
	Loss (gain) on disposal of assets, net	(1,244)	(93)	7,826
	Management fees	1,250	1,250	5,000
	Adjusted EBITDAR	65,752	64,072	262,841
	Sale-leaseback rent expense	(4,995)	–	(5,308)
	Adjusted EBITDA	60,757	64,072	257,533
	Sale-leaseback rent expense	–	(4,995)	(15,015)
	Savings related to strategic hospital cost initiatives	–	–	5,471
	Costs savings associated with the restructuring of physician operations	–	–	931
	Facilities opening and project start-up costs	–	–	440
	Severance and other non-recurring restructuring costs	463	462	3,532
	Acquisition related costs	46	312	1,448
	Other items	86	215	130
	Credit agreement adjusted EBITDA (1)	61,352	60,066	254,470
	Non-recurring and prior period adjustments (2)	–	–	6,102
	Pro forma adjusted EBITDA (3)	$61,352	$60,066	$260,572

(1)	Includes adjustments allowed under the Company’s senior credit agreement.
(2)	Reflects non-recurring changes in reimbursement estimates in the twelve months ended December 31, 2013.
(3)	Reflects credit agreement adjusted EBITDA, plus the impact of certain non-recurring and prior period adjustments.

CONTACT:
IASIS Healthcare
Investor Contact:
W. Carl Whitmer
President and Chief Executive Officer
or
John M. Doyle
Chief Financial Officer
615-844-2747
or
Media Contact:
Michele M. Simpson, 615-467-1255
VP, Corporate Communications